WESTCORE TRUST

Supplement dated November 18, 2010 to the Westcore Equity and Bond Funds Prospectus dated April 30, 2010.

This supplement is to be used with the prospectus dated April 30, 2010. This supplement together with the prospectus constitutes a current prospectus. Please note this supplement replaces the supplement dated October 15, 2010.

The following paragraph regarding the Westcore Blue Chip Fund is added to the section titled “Additional Information About The Funds” beginning on page 51.

Westcore Blue Chip Fund

The Westcore Board of Trustees has given final approval to a proposal to reorganize the Blue Chip Value Fund into the Westcore Blue Chip Fund. The Blue Chip Value Fund is a registered closed-end fund with approximately $100 million in net assets with a similar investment objective and strategies that is also managed by Denver Investments. The Blue Chip Value Fund Board of Directors has also given final approval to the proposed reorganization and will put the proposal to a shareholder vote. The Blue Chip Value Fund has scheduled a shareholder meeting for February 8, 2011, after which an additional supplement will be sent to Westcore Blue Chip Fund shareholders providing the results of the Blue Chip Value Fund shareholder vote. The meeting date is subject to change under applicable regulations should the voting period need to be extended.

This supplement is a notification of these events. Westcore Blue Chip Fund shareholders will not be voting and there is no further action required of Westcore Blue Chip Fund shareholders.

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